EXHIBIT 10.3
________________________________________________________________________________


                         CERTIFICATE PURCHASE AGREEMENT

                                      among

                      WACHOVIA BANK, NATIONAL ASSOCIATION,
                                   as Trustee

                       CHARMING SHOPPES RECEIVABLES CORP.,
                                    as Seller

                            SPIRIT OF AMERICA, INC.,
                                   as Servicer

                                       and

                      THE CLASS C HOLDERS DESCRIBED HEREIN

                          dated as of November 22, 2002




________________________________________________________________________________



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                                TABLE OF CONTENTS

                                                                            Page


ARTICLE I        Definitions..................................................1

     SECTION 1.1      Defined Terms...........................................1

     SECTION 1.2      Other Definitional Provisions...........................4

ARTICLE II       Amount and Terms of Class C Certificates.....................4

     SECTION 2.1      Purchase................................................4

     SECTION 2.2      Spread Account Funding..................................4

     SECTION 2.3      Interest Rate; Payment Dates............................4

     SECTION 2.4      Payments................................................4

     SECTION 2.5      Spread Account..........................................5

     SECTION 2.6      Nonrecourse Obligation..................................6

ARTICLE III      Conditions Precedent.........................................6

     SECTION 3.1      Related Agreements......................................6

     SECTION 3.2      Certificate Issuance....................................6

     SECTION 3.3      Spread Account..........................................6

ARTICLE IV       Covenants of the Seller and Servicer.........................6

     SECTION 4.1      Certificates............................................6

     SECTION 4.2      Monthly Status Reports..................................7

     SECTION 4.3      Servicer Default........................................7

     SECTION 4.4      Rule 144A Information...................................7

     SECTION 4.5      Funding Periods.........................................7

ARTICLE V        Representations, Warranties and Covenants of the Third
                      Party Investors and the Trustee.........................7

     SECTION 5.1      Representations, Warranties and Covenants of the
                           Third Party Investors..............................7

     SECTION 5.2      Representations, Warranties and Covenants of the
                           Trustee............................................8

ARTICLE VI       Miscellaneous................................................8

     SECTION 6.1      Amendments and Waivers..................................8

     SECTION 6.2      Governing Law...........................................9

     SECTION 6.3      No Waiver...............................................9

     SECTION 6.4      Severability............................................9

     SECTION 6.5      Termination.............................................9

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                                TABLE OF CONTENTS

                                                                            Page
     SECTION 6.6      Transfer Restrictions...................................9

     SECTION 6.7      Notices................................................10

     SECTION 6.8      Survival of Representations and Warranties.............10

     SECTION 6.9      Exclusive Benefit......................................10

     SECTION 6.10     Limitation of Remedies.................................10

     SECTION 6.11     Counterparts...........................................11

     SECTION 6.12     Entire Agreement.......................................11

     SECTION 6.13     Headings...............................................11

     SECTION 6.14     Nonpetition Agreement..................................11

     SECTION 6.15     Waiver of Jury Trial...................................11

SCHEDULE I  Initial Class C Holder
EXHIBIT A.................................Form of Servicer Payment Instructions

EXHIBIT B...............................Form of Purchaser Representation Letter


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                  CERTIFICATE PURCHASE AGREEMENT, dated as of November 22, 2002, among WACHOVIA BANK, NATIONAL ASSOCIATION, as trustee (together with its successors and assigns, the "Trustee") for the Charming Shoppes Master Trust
(the "Trust"), SPIRIT OF AMERICA, INC., a Delaware corporation ("Spirit of America"), as Servicer, CHARMING SHOPPES RECEIVABLES CORP., a Delaware corporation ("CSRC"), as Seller, and the purchaser of the Class C Certificates (the "Class C Certificates") named on the signature pages of this Agreement (the "Initial Class C Holder"; and together with their respective permitted transferees, the "Class C Holders").

                  WHEREAS the Seller, the Servicer and the Trustee have entered into a Second Amended and Restated Pooling and Servicing Agreement, dated as of November 25, 1997 (as amended on July 22, 1999 and on May 8, 2001 and as the same may from time to time be further amended, modified or otherwise supplemented, the "Pooling and Servicing Agreement"), for the Trust and the Series 2002-1 Supplement, dated as of November 20, 2002 to the Pooling and Servicing Agreement (the "Supplement");

                  WHEREAS the Trust proposes to issue and sell certain Investor Certificates, designated as the Class A Certificates, the Class B Certificates, the Class C Certificates, and the Class D Certificates, pursuant to the Pooling and Servicing Agreement and the Supplement; and

                  WHEREAS it is a condition to the issuance of the Class A Certificates and Class B Certificates that the Initial Class C Holder enters into this Agreement and purchases the Class C Certificate provided for herein;

                  NOW, THEREFORE, in consideration of the mutual covenants herein contained, and other good and valuable consideration, the receipt and adequacy of which are hereby expressly acknowledged, the parties hereto agree as follows:

                                   ARTICLE I

                                   Definitions


                  SECTION 1.1 Defined Terms. Unless otherwise defined herein, all terms used herein which are defined in the Pooling and Servicing Agreement or the Supplement shall have the meanings assigned thereto in the Pooling and Servicing Agreement or the Supplement, as the case may be, and the following terms shall have the following meanings:

                  "Act" shall mean the Securities Act of 1933, as amended.

                  "Agreement" shall mean this Certificate Purchase Agreement, as amended, supplemented or otherwise modified from time to time.

                  "Available Funds" shall mean, with respect to each Distribution Date, the sum of (a) the amount distributed by the Servicer or the Trustee (acting in accordance with instructions of the Servicer) for application under this Agreement pursuant to subsection 4.11(j) of Article IV under Section 7 of the Supplement and (b) Investment Earnings, if any, available to be paid from the Spread Account pursuant to Sections 2.5.

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                  "Class C Certificate Rate" shall mean (x) with respect to the portion of the Class C Investor Interest included in the Total Pre-Funded Amount and held by the Initial Class C Holder, 0% per annum; and (y) with respect to the remainder of the Class C Investor Interest, 6.0% per annum; provided, however, that on and after the Investor Purchase Date, the Class C Certificate Rate shall be a rate, which may be a different fixed rate or a floating rate of LIBOR plus a spread, agreed upon by the Third Party Investors and the Initial Class C Holder; provided that the Class C Certificate Rate shall in no event exceed 7.5% per annum.

                  "Class C Certificates" has the meaning assigned thereto in the preamble.

                  "Class C Expected Final Payment Date" shall mean the April 2008 Payment Date.

                  "Class C Holders" shall have the meaning assigned thereto to in the preamble to this Agreement.

                  "Class C Reduction Amount" shall mean, on any day, the aggregate unreimbursed amount by which the Class C Investor Interest has been reduced below the Class C Initial Investor Interest for reasons other than the payment of principal to the Class C Certificateholders.

                  "Class C Required Amount" means, with respect to any distribution date, the amount required to be paid on such date in respect of the Class C Servicing Fee, the Class C Monthly Interest, the Class C Deficiency Amount and the Class C Investor Loss Amount, together with the amount necessary to reimburse the Class C Certificateholders for any unreimbursed Class C Reduction Amount.

                  "Closing Date" shall mean November 22, 2002.

                  "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

                  "Commission" shall mean the Securities and Exchange
Commission.

                  "CSRC" has the meaning assigned thereto in the preamble.

                  "Dollars" and "$" shall mean dollars in lawful currency of the United States of America.

                  "Excess Yield Percentage" shall mean, with respect to any Distribution Date, the result (expressed as a percentage) of a fraction, the numerator of which is the product of (a) twelve, times (b) the Excess Spread for such Distribution Date, minus the Shared Excess Finance Charge Collections included in the calculation of Excess Spread for such Distribution Date, and the denominator of which is the Series Investor Interest for such Distribution Date.

                  "GAAP" shall mean United States generally accepted accounting principles.

                  "Initial Class C Holder" shall have the meaning assigned thereto in the preamble of this Agreement.

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                  "Insolvency Event" shall mean, with respect to any Person, that any proceeding shall be instituted by or against such Person seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, conservatorship or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian, conservator, sequestrator or other similar official for it or for any substantial part of its property.

                  "Investment Earnings" shall mean, with respect to any Distribution Date, all earnings on Spread Account investments (net of losses and investment expenses) during the Interest Period ending on such Distribution Date.

                  "Investor Purchase Date" shall mean the date on which the Third Party Investors purchase an interest in the Class C Certificates from the Initial Class C Holder.

                  "Pooling and Servicing Agreement" has the meaning assigned thereto in the recitals.

                  "Proposed Transfer" shall have the meaning assigned thereto in
Section 7.8(c).

                  "Required Class C Holders" means Holders of Class C Certificates representing more than 50% of the Class C Investor Interest.

                  "Required Spread Account Amount" means, (i) during a Spread Account Funding Period in effect after the Investor Purchase Date, an amount equal to that agreed upon by the Initial Class C Holder and the Third Party Investors and (ii) at all other times, $0.

                  "Spirit of America" has the meaning assigned thereto in the preamble.

                  "Spread Account" has the meaning assigned thereto in Section
2.5 of this Agreement.

                  "Spread Account Funding Period" shall mean any period following the Investor Purchase Date which shall commence and end at such times as the Initial Class C Holder and the Third Party Investors shall agree in an amendment to this Agreement executed on the Investor Purchase Date. It is anticipated that such period shall be determined by reference to the Excess Yield Percentage for a number of preceding Due Periods.

                  "Supplement" has the meaning assigned thereto in the recitals.

                  "Third Party Investors" means the initial purchasers of an interest in the Class C Certificates from the Initial Class C Holder.

                  "Trust" has the meaning assigned thereto in the preamble.

                  "Trustee" has the meaning assigned thereto in the preamble.



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                  SECTION 1.2 Other Definitional Provisions.

                  (a) Unless otherwise specified therein, all terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto.

                  (b) As used herein and in any certificate or other document made or delivered pursuant hereto, accounting terms not defined in Section 1.1 and accounting terms partly defined in Section 1.1, to the extent not defined, shall have the respective meanings given to them under GAAP.

                  (c) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; and Section, subsection, Schedule, Attachment and Exhibit references are to this Agreement, unless otherwise specified. The words "including" and "include" shall be deemed to be followed by the words "without limitation."

                                   ARTICLE II

                    Amount and Terms of Class C Certificates

                  SECTION 2.1 Purchase. (a) Subject to terms and conditions hereof, the Initial Class C Holder hereby agrees to purchase on the Closing Date a Class C Certificate in a principal amount equal to the amount set forth opposite its name in Schedule I hereto for a purchase price equal to 100% of such principal amount.

                  (b) Except as otherwise set forth herein, all rights of any Class C Holder with respect to any Class C Certificate shall be governed by the Pooling and Servicing Agreement and the Supplement.

                  SECTION 2.2 Spread Account Funding. On each Distribution Date, the Trustee (at the direction of the Servicer) shall distribute Available Funds with respect to such date to the following Persons in the order of priority listed below:

                  (a) if a Spread Account Funding Period is in effect, an amount equal to the Required Spread Account Amount shall be transferred to the Spread Account; and

                  (b) the balance, if any, shall be delivered to the Holder of the Exchangeable Seller Certificate.

                  SECTION 2.3 Interest Rate; Payment Dates. Class C Monthly Interest, Class C Deficiency Amounts, and Class C Monthly Principal shall be calculated and payable as provided in the Supplement.

                  SECTION 2.4 Payments. All payments to be made on behalf of the Trust hereunder, whether on account of principal, interest, or otherwise, shall be made without setoff or counterclaim and shall be made prior to 2:30 p.m., New York City time, on the due date


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


thereof, to each Class C Holder in accordance with the terms of the Pooling and Servicing Agreement and the Supplement.


                  SECTION 2.5 Spread Account. (a) The Servicer, for the benefit of the Class C Holders, shall establish and maintain or cause to be established and maintained, a spread account (the "Spread Account") for the sole and exclusive benefit of the Class C Holders and, after payment in full of the Class C Investor Interest, the Holder of the Exchangeable Seller Certificate. The Spread Account shall be established and maintained with the Trustee, bearing a designation clearly indicating that the funds deposited therein are held exclusively for the benefit of the Class C Holders and, after payment in full of the Class C Investor Interest, the Holder of the Exchangeable Seller Certificate.

                  The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Spread Account and in all proceeds thereof for the benefit of the Class C Holders and upon payment in full of the Class C Investor Interest, the Holder of the Exchangeable Seller Certificate. The Spread Account shall be under the sole dominion and control of the Trustee for the benefit of the Class C Holders and upon payment in full of the Class C Investor Interest, the Holder of the Exchangeable Seller Certificate. If, at any time, the Spread Account ceases to be established and maintained with the Trustee, the Trustee (or the Servicer on its behalf) shall on or before the next Distribution Date (or if such Distribution Date is not more than five Business Days from such date, the following Distribution Date) establish a new deposit account for the Spread Account which shall be established and maintained with a Qualified Depository Institution and shall transfer any cash and/or any investments to such new deposit account and from the date such new account is established, it shall be the Spread Account. The Trustee at the written direction of the Servicer (or the Servicer on the Trustee's behalf) shall make withdrawals from the Spread Account from time to time for the purposes set forth in this Section 2.5. Funds on deposit in the Spread Account shall be invested at the written direction of the Servicer by the Trustee in Permitted Investments. All such investments shall be held by the Trustee for the benefit of the Class C Holders (and upon payment in full of the Class C Investor Interest, the Holder of the Exchangeable Seller Certificate); provided that on each Distribution Date, the Trustee shall (upon the written instruction of the Servicer) apply all interest and other investment earnings (net of losses and investment expenses) as Available Funds, to the extent such interest and earnings together with other funds in the Spread Account exceed the Required Spread Account Amount). Funds on deposit in the Spread Account shall be invested in Permitted Investments having maturities such that such funds will be available not later than the succeeding Distribution Date.

                  (b) If, on any Distribution Date, the Class C Required Amount is greater than the amount available for payment thereof pursuant to Section 4.9(c) and 4.11 of Article IV under Section 7 of the Supplement, then the Servicer shall direct the Trustee to withdraw the amount of such deficiency, up to the amount available in the Spread Account, from the Spread Account and apply such amount in the order of priority and in the manner set forth in such Sections 4.9(c) and 4.11.

                  (c) If on any Distribution Date, after giving effect to all withdrawals from and deposits to the Spread Account, the amount on deposit in the Spread Account would exceed the Required Spread Account Amount, then such excess shall be distributed on such date to the


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Holder of the Exchangeable Seller Certificate. On the date on which the Class C
Investor Interest has been reduced to zero, the Servicer shall direct the Trustee to distribute all amounts then remaining in the Spread Account to the Holder of the Exchangeable Seller Certificate.

                  SECTION 2.6 Nonrecourse Obligation. Notwithstanding any provision in any other Section of this Agreement to the contrary, the obligation to pay any amounts set forth herein shall be without recourse to (i) the Seller, the Servicer, the Trustee, any Certificateholder, any Certificate Owner, any Receivables Purchaser or any Purchaser Representative or (ii) any affiliate, officer, director, employee or agent of any Person described in clause (i), and the obligation to pay such amounts hereunder shall be limited solely to the application of funds, expressly described as available for that purpose in the Pooling and Servicing Agreement and the Supplement as available for that purpose, and withdrawals from the Spread Account as described in Section 2.5.

                                  ARTICLE III

                              Conditions Precedent

                  Sections 3.1 through 3.4 constitute conditions precedent to the obligation of the Third Party Investors to purchase interests in the Class C Certificates from the Initial Class C Holder on the Investor Purchase Date.

                  SECTION 3.1 Related Agreements. Each Third Party Investor shall have received copies of each of the Purchase Agreement, the Pooling and Servicing Agreement, the Security Agreement, the Supplement and this Agreement, duly executed by the parties thereto.

                  SECTION 3.2 Certificate Issuance. On the Investor Purchase Date (i) all Series 2002-1 Certificates shall have been duly executed and authenticated and delivered in accordance with Section 6.2 of the Pooling and Servicing Agreement and (ii) a Class C Certificate shall have been delivered to each Third Party Investor in accordance with the terms hereof.

                  SECTION 3.3 Spread Account. On the Investor Purchase Date, each Third Party Investor shall have received from the Trustee satisfactory evidence of the establishment of the Spread Account.

                                   ARTICLE IV

                      Covenants of the Seller and Servicer

                  Each of the Seller and Servicer (and each Successor Servicer) covenants and agrees that, until the Class C Investor Interest is reduced to zero, unless the Required Class C Holders shall otherwise consent in writing, each of the Seller and Servicer (and each Successor Servicer) will:

                  SECTION 4.1 Certificates. Furnish to the Class C Holders a copy of each certificate, report, statement, notice or other communication furnished by or on behalf of the Seller or the Servicer to the Trustee or to the Rating Agencies concurrently therewith and furnish to the Class C Holders promptly after receipt thereof a copy of each notice, demand or other


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communication received by or on behalf of Seller or Servicer with respect to the
Series 2002-1 Certificates, this Agreement, the Pooling and Servicing Agreement or the Supplement.

                  SECTION 4.2 Monthly Status Reports. Furnish to each Class C Holder (or cause to be furnished to each Class C Holder), on each Distribution Date information relating to distributions of Available Funds, amounts on deposit in the Spread Account in a certificate substantially in the form of Exhibit A hereto, and such other information with respect to the Trust's property as the Required Class C Holders may reasonably request (including a copy of the monthly statements with respect to each of the Spread Account furnished by the Trustee) .

                  SECTION 4.3 Servicer Default. Furnish to each Class C Holder, promptly after the occurrence of any Servicer Default, a certificate of an appropriate officer of the Servicer setting forth the circumstances of such Servicer Default and any action taken or proposed to be taken by the Servicer with respect thereto.

                  SECTION 4.4 Rule 144A Information. The Seller will promptly furnish or cause to be furnished to any Class C Holder and upon request of any Class C Holder, to any prospective purchaser of any Class C Certificate, copies of the information required to be delivered to Class C Holders and any prospective purchasers pursuant to Rule 144A(d)(4) under the Act (or any successor provision thereto) in order to permit compliance with Rule 144A in connection with resales by such holders of the Class C Certificates. The Seller shall pay the expenses of printing and distributing all such documents.

                  SECTION 4.5 Funding Periods. Furnish to each Class C Holder, promptly after the commencement of any Spread Account Funding Period, a certificate of an appropriate officer of the Seller setting forth the circumstances giving rise to such Spread Account Funding Period, and the actions, if any, taken or proposed to be taken by the Seller or other applicable Person with respect thereto.

                                   ARTICLE V

          Representations, Warranties and Covenants of the Third Party
                           Investors and the Trustee

                  SECTION 5.1 Representations, Warranties and Covenants of the Third Party Investors. (a) On the Investor Purchase Date, each Third Party Investor represents and warrants (and each subsequent Class C Holder shall be deemed to represent and warrant as of the date that its acquisition of any Class C Certificate becomes effective) that:

                         (i) it is a "qualified institutional buyer" as that
                    term is defined under Rule 144A of the Act and it is not purchasing the Class C Certificate with a view to making a distribution thereof (within the meaning of the Securities
                    Act);

                         (ii) either (i) it is not acquiring such Class C
                    Certificate with the assets of an "employee benefit plan" whether or not subject to ERISA or any "plan" described in
                    Section 4975(e)(1) of the Code or any entity deemed to hold "plan assets" of any of the foregoing by reason of an employee benefit plan's or other plan's investment in such entity (each, a "Benefit Plan Investor") or (ii) it is an insurance company purchasing the Class C Certificate with assets of its general


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                    account, and at the time of acquisition and throughout the period of holding, (a) it meets all of the requirements of and is eligible for exemptive relief under Prohibited Transaction Class Exemption 95-60; (b) less than 25% of the assets of that general account are assets of a Benefit Plan Investor; and (c) it is not a servicer to the Trust or an affiliate of a servicer to the Trust, and would not otherwise be excluded under 29 CFR Section 2510.3-101(f)(1);

                         (iii) no registration with consent or approval of or
                    other action by any federal, state or other governmental authority or regulatory body having jurisdiction over it is required in connection with the execution, delivery or performance by it of this Agreement and

                         (iv) such Class C Holder is 1 Private Holder.

                  (b) Each Class C Holder covenants and agrees to maintain as confidential and not disclose to any Person (other than any officer, employee, agent, counsel, advisor or representative of a party hereto) all information relating to the Trust, the Seller or the Servicer which it obtained in connection with the transactions contemplated hereby, except as the Trustee, the Seller or the Servicer may have consented to in writing prior to any proposed disclosure or except as it may have been advised by counsel is (i) required by law, including, without limitation, any securities or banking laws, rules, orders or regulations or (ii) reasonably necessary or desirable in connection with any lawsuit or governmental investigation or proceeding.

                  SECTION 5.2 Representations, Warranties and Covenants of the Trustee. As of the date hereof, the Trustee represents, warrants and covenants to the Initial Class C Holder, and as of the Investor Purchase Date, the Trustee represents, warrants and covenants to each Third Party Investor that:

                  (a) The Trustee is a national banking association duly authorized to engage in the business of banking under the laws of the United States of America;

                  (b) The Trustee has full power and authority to deliver and perform this Agreement, and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement; and

                  (c) This Agreement has been duly executed and delivered by the Trustee and constitutes its legal, valid and binding obligation in accordance with its terms.

                                   ARTICLE VI

                                  Miscellaneous

                  SECTION 6.1 Amendments and Waivers. This Agreement and the Supplement shall not be amended or modified without the written consent of the Seller, the Trustee, the Servicer and the Class C Holders. No waiver of, or consent to the departure from, any provision of this Agreement or the Supplement by any party hereto shall be effective without the written consent of the Seller, the Servicer, the Trustee, and the Required Class C Holders; provided, however, that no amendment reducing the amount or delaying any payment to be made to the


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Class C Holders hereunder shall be effective without the written consent of all
Class C Holders. The Servicer shall provide to Moody's a copy of any amendment prior to the effectiveness thereof. Notwithstanding anything contained herein to the contrary, the Seller and the Initial Class C Holder may amend this Agreement without the consent of any party if such amendment (a) is in connection with the Initial Class C Holder's sale of an interest in the Class C Certificates to any Third Party Investors on the Investor Purchase Date and (b) is with respect to the definition of (i) the Class C Certificate Rate, and does not exceed the rate specified in the proviso to the initial definition of such rate, (ii) the Required Spread Account Amount or (iii) the Spread Account Funding Period.

                  SECTION 6.2 Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS CONFLICTS OF LAW PROVISIONS.

                  SECTION 6.3 No Waiver. Neither any failure nor any delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise or the exercise of any other right, power or privilege.

                  SECTION 6.4 Severability. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

                  SECTION 6.5 Termination. This Agreement shall remain in full force and effect until the earlier of (i) the payment in full of the Class C Investor Interest and (ii) the Series 2002-1 Termination Date.

                  SECTION 6.6 Transfer Restrictions. (a) No Class C Certificate may be offered, sold or otherwise transferred to any Person (other than the Seller) unless the Seller shall have given its prior written approval to such offer, sale or transfer (which approval shall not be unreasonably withheld). Each Class C Holder further agrees that it will not make any general solicitation or general advertising for the offer or sale of its Class C Certificate and will not transfer its Class C Certificate (or any portion thereof) to any Person except to a U.S. Person (as defined in Section 7701(a)(30) of the Code) within the United States which such Class C Holder reasonably believes is a "qualified institutional buyer" (as defined in Rule 144A under the Act) that is purchasing (1) for its own account or (2) for the account of a "qualified institutional buyer" (as so defined), and, in such case, unless such Person shall have delivered to such Class C Holder a purchaser representation letter substantially in the form attached hereto as Exhibit B. Each Class C Holder further agrees to provide to any Person purchasing a Class C Certificate (or any portion thereof) from it a notice advising such purchaser that resales of the Class C Certificates are restricted as stated above.

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

                  (b) Seller shall not execute, and (if given prior written notice by the Servicer of the inability of the Seller to execute any Subject Instrument by operation of this clause (b)) the Transfer Agent and Registrar shall not register the transfer of, any Class C Certificate unless (i) after giving effect to the execution or transfer of such Class C Certificate, there would be no more than 10 Private Holders of Class C Certificates and (ii) the other conditions to transfer set forth in Section 6.3 of the Pooling Agreement have been satisfied.

                  (c) Any Class C Holder that intends to offer, sell or otherwise transfer its Class C Certificate to a Person other than the Seller or any of its Affiliates (any such offering, sale or transfer being herein called a "Proposed Transfer") shall give the Seller not less than five days prior written notice of the Proposed Transfer. Such notice shall include the proposed date of transfer, the compensation for such transfer, the Person or Persons to which such transfer will be made, and all other material terms of the Proposed Transfer.

                  SECTION 6.7 Notices.

                  (a) All notices and other communications provided for hereunder shall be in writing (including telecopy) and, if to the Seller, the Servicer or the Trustee either mailed, telecopied, couriered or delivered to it, addressed to it at its address set forth in the Pooling and Servicing Agreement, or if to a Class C Holder, in accordance with the terms of the Pooling and Servicing Agreement. All such notices and other communications shall, when mailed, be effective on the first Business Day after the date of receipt, addressed as aforesaid. Any party hereto may change the address or telecopier number to which notices to it are to be sent by notice given to the other parties hereto.

                  (b) Any notice or written direction given by a Class C Holder to the Trustee hereunder may conclusively be relied upon by the Trustee, absent manifest error.

                  SECTION 6.8 Survival of Representations and Warranties. All representations and warranties made hereunder and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement.

                  SECTION 6.9 Exclusive Benefit. The rights and remedies of the Class C Holders specified herein are for the sole and exclusive benefit, use and protection of the Class C Holders, and the Class C Holders are entitled, but shall have no duty or obligation to the Seller, the Servicer, the Trustee, the other Certificateholders or otherwise, to exercise or to refrain from exercising any right or remedy reserved to the Class C Holders hereunder or cause the Trustee or any other party to exercise or to refrain from exercising any right or remedy available to it.

                  SECTION 6.10 Limitation of Remedies. No Class C Holder shall have the right to cause the Class C Investor Interest or any portion thereof to become due and payable prior to any Distribution Date or other date on which amounts are payable hereunder to such Class C Holder other than as expressly set forth in the Supplement and shall not attempt to exercise any of its rights hereunder with respect to Available Funds or amounts on deposit in either of the Spread Account prior to such due date or Distribution Date.

                  SECTION 6.11 Counterparts. This Agreement may be executed in any number of counterparts, and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument.

                  SECTION 6.12 Entire Agreement. This Agreement constitutes the entire agreement between the parties relative to the subject matter hereof. Any previous agreement among the parties with respect to the subject matter hereof is superseded by this Agreement. Nothing in this Agreement, expressed or implied, is intended to confer upon any party other than the parties hereto any rights, remedies, obligations or liabilities under or by reason of this Agreement.

                  SECTION 6.13 Headings. Article, Section and subsection headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

                  SECTION 6.14 Nonpetition Agreement. Notwithstanding any prior termination of this Agreement, no Class C Holder shall, prior to the date which is one year and one day after the final payment of the Certificates, acquiesce, petition or otherwise invoke or cause the Trust or the Seller to invoke the process of any governmental authority for the purpose of commencing or sustaining a case against the Trust or the Seller under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Trust or the Seller or any substantial part of its property or ordering the winding up or liquidation of the affairs of the Trust or the Seller.

                  SECTION 6.15 Waiver of Jury Trial. EACH OF, THE SELLER, THE SERVICER, THE TRUSTEE, AND EACH CLASS C HOLDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT, THE CLASS C CERTIFICATES OR ANY OTHER DOCUMENTS AND INSTRUMENTS EXECUTED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF THE SELLER, THE SERVICER, THE TRUSTEE, OR ANY CLASS C HOLDER.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                                SPIRIT OF AMERICA, INC., as Servicer


                                By:________________________________
                                Name:
                                Title:


                                CHARMING SHOPPES RECEIVABLES
                                CORP., as Seller and Initial Class C Holder


                                By:________________________________
                                Name:
                                Title:

                                WACHOVIA BANK, NATIONAL ASSOCIATION, as Trustee


                                By:________________________________
                                Name:
                                Title:

                                                                      SCHEDULE I



                             Initial Class C Holder


Name of Initial Class C Holder           Principal Amount of Class C Certificate
------------------------------           ---------------------------------------
Charming Shoppes Receivables Corp.                    $9,500,000

                                     EXHIBIT A to Certificate Purchase Agreement

                   CHARMING SHOPPES MASTER TRUST SERIES 2002-1
                        DUE PERIOD ENDING ______________


Distribution Date:   , 200_


1.       Available Funds:

a.       Portion of Excess Spread and Shared Excess Finance Charge
         Collections to be paid from the Collection Account
         pursuant to Section 4.11(j) of Article IV under Section 7
         of the Supplement:                                          $__________

b.       Investment earnings on the Spread Account:                  $__________

Available Funds:                                                     $__________

2.       Application of Available Funds:                             $__________

a.       if a Spread Account Funding Period is in effect,
         to be applied to deposit in the Spread Account the amount
         required to be deposited pursuant to Section 2.2(c):        $__________

b.       to be paid to the Holder of the Exchangeable Seller
         Certificate:                                                $__________

3. Class C Investor Interest on the Distribution Date, after giving effect to all distributions, reallocations and chargeoffs to the Class C Holders on the Distribution Date:$__________

4. Spread Account:

a.       Required Spread Account Amount:                            $___________

b.       amount on deposit in the Spread Account as of the most
         recently preceding Distribution Date:                      $___________

c.       amount withdrawn from the Spread Account pursuant to
         Section 2.5(b):                                            $___________

d.       amount withdrawn from the Spread Account pursuant to
         Section 2.5(c):                                            $___________

e.       amount on deposit in the Spread Account after giving
         effect to deposits and withdrawals set forth in c and d
         above:                                                     $___________

5.       Spread Account Funding Period:

a.       Excess Yield Percentage this Due Period                  _____________%

b.       Excess Yield Percentage preceding Due Period             _____________%

c.       [_____] month average Excess Yield Percentage:           _____________%

         Is the [__] month average Excess Yield Percentage
         less than [__]%?                                          _____________

         Has a previous Spread Account Funding Period been cured?  _____________

                                     Exhibit B to Certificate Purchase Agreement

                          FORM OF REPRESENTATION LETTER



Wachovia Bank, National Association
123 South Broad Street
11th Floor, PA 1249
Philadelphia, Pennsylvania  19104
Attn: Corporate Trust Administration


Charming Shoppes Receivables Corp.
c/o Charming Shoppes, Inc.
450 Winks Lane
Bensalem, Pennsylvania 19020

     Re: Purchase of $________ principal amount of Charming Shoppes Master Trust Series 2002-1 Asset Backed Certificates, Class C

Ladies and Gentlemen:

     In connection with our purchase of the above Asset Backed Certificates (the "Certificates") pursuant to that certain Class C Certificate Purchase Agreement, dated as of November 22, 2002 (the "Class C CPA"), among Wachovia Bank, National Association, as Trustee, Charming Shoppes Receivables Corp., as Seller, Spirit of America, Inc., as Servicer and the Class C Holders described therein, we (the "Purchaser") confirm that:

     (1) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the "1933 Act"), and are being sold to us in a transaction that is exempt from the registration requirements of the 1933 Act and of any applicable state securities laws;

     (2) any information we desire concerning the Certificates or any other matter relevant to our decision to purchase the Certificates is or has been made available to us;

     (3) we have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Certificates, and we (and any account for which we are purchasing) are able to bear the economic risk of an investment in the Certificates;

     (4) we are a qualified institutional buyer as defined in Rule 144A promulgated under the 1933 Act (a "QIB") that is purchasing for its own account or for the account of a QIB and have completed one of the forms of certification to that effect attached hereto as Annex 1 or Annex 2 (each, a "Certification Form");

     (5) we will not make any general solicitation or general advertising for the offer or sale of our Certificate and will not transfer our Certificates (or any portion thereof) to any Person except to a U.S. Person (as defined in Section 7701(a)(30) of the Code) within the United States which we reasonably believes is a QIB that is purchasing
          (1) for its own account or (2) for the account of a QIB, and, in such case, unless such Person shall have delivered to us a purchaser representation letter substantially in the form hereof;

     (6) we are either (i) not acquiring such Certificates with the assets of an "employee benefit plan" whether or not subject to ERISA or any "plan" described in Section 4975(e)(1) of the Code or any entity deemed to hold "plan assets" of any of the foregoing by reason of an employee benefit plan's or other plan's investment in such entity (each, a "Benefit Plan Investor") or (ii) an insurance company purchasing the Certificates with assets of our general account, and at the time of acquisition and throughout the period of holding, (a) we meet all of the requirements of and are eligible for exemptive relief under Prohibited Transaction Class Exemption 95-60; (b) less than 25% of the assets of that general account are assets of a Benefit Plan Investor; and (c) we are not a servicer to the Trust or an affiliate of a servicer to the Trust, and would not otherwise be excluded under 29 CFR Section 2510.3-101(f)(1);

     (7) no registration with consent or approval of or other action by any federal, state or other governmental authority or regulatory body having jurisdiction over it is required in connection with the execution, delivery or performance by it of the Class C CPA;

     (8)  we are each 1 Private Holder;

     (9) we covenant and agree to maintain as confidential and not disclose to any Person (other than any officer, employee, agent, counsel, advisor or representative of a party hereto) all information relating to the Trust, the Seller or the Servicer which we obtained in connection with the transactions contemplated hereby, except as the Trustee, the Seller or the Servicer may have consented to in writing prior to any proposed disclosure or except as it may have been advised by counsel is (i) required by law, including, without limitation, any securities or banking laws, rules, orders or regulations or (ii) reasonably necessary or desirable in connection with any lawsuit or governmental investigation or proceeding; and

     (10) we understand that the Certificates will bear a legend to substantially the following effect:

          "THIS CERTIFICATE WAS ISSUED PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY BE SOLD ONLY PURSUANT TO A REGISTRATION STATEMENT EFFECTIVE UNDER THE ACT OR AN EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE ACT. IN ADDITION, THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO RESTRICTIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. A COPY OF THE POOLING AND SERVICING AGREEMENT WILL BE FURNISHED TO THE HOLDER OF THIS CERTIFICATE BY THE TRUSTEE UPON WRITTEN REQUEST.

          THIS CERTIFICATE, OR AN INTEREST HEREIN, MAY NOT BE ACQUIRED BY OR FOR THE ACCOUNT OF ANY EMPLOYEE BENEFIT PLAN WITHIN THE MEANING OF SECTION 3(3) OF EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), WHETHER OR NOT SUBJECT TO ERISA, OR A PLAN THAT IS DESCRIBED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT (EACH, A "BENEFIT PLAN INVESTOR"), OR BY OR FOR THE ACCOUNT OF ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE ANY BENEFIT PLAN ASSETS BY REASON OF A BENEFIT PLAN'S INVESTMENT IN SUCH ENTITY. BY ACQUIRING THIS CERTIFICATE OR AN INTEREST HEREIN, THE PURCHASER THEREOF WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT EITHER (I) IT IS NOT A BENEFIT PLAN INVESTOR, AND THAT ITS ACQUISITION OF THIS CERTIFICATE OR AN INTEREST HEREIN IS IN COMPLIANCE WITH THE FOREGOING RESTRICTIONS ON BENEFIT PLAN ASSETS OR (II) IT IS AN INSURANCE COMPANY PURCHASING THIS CERTIFICATE OR INTEREST HEREIN WITH ASSETS OF ITS GENERAL ACCOUNT, AND AT THE TIME OF ACQUISITION AND THROUGHOUT THE PERIOD OF HOLDING, (A) IT MEETS ALL OF THE REQUIREMENTS OF AND IS ELIGIBLE FOR EXEMPTIVE RELIEF UNDER PROHIBITED TRANSACTION CLASS EXEMPTION 95-60, (B) LESS THAN 25% OF THE ASSETS OF SUCH ACCOUNT ARE ASSETS OF A BENEFIT PLAN INVESTOR AND (C) IT IS NOT A SERVICER TO THE TRUST OR AN AFFILIATE OF SUCH SERVICER, AND WOULD NOT OTHERWISE BE EXCLUDED UNDER 29 CFR 2510.3-101(f)(1).

          NEITHER THIS CERTIFICATE, NOR ANY PORTION OF THIS CERTIFICATE, MAY BE TRANSFERRED (X) IF AFTER GIVING EFFECT TO THE EXECUTION OR TRANSFER OF SUCH CERTIFICATE, THERE WOULD BE MORE THAN (I) 10 PRIVATE HOLDERS OF CLASS C CERTIFICATES OR (II) 100 PRIVATE HOLDERS, OR (Y) ON OR THROUGH (I) AN "ESTABLISHED SECURITIES MARKET" WITHIN THE MEANING OF SECTION 7704(b)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, AND ANY PROPOSED, TEMPORARY OR FINAL TREASURY REGULATION

     THEREUNDER, INCLUDING, WITHOUT LIMITATION, AN OVER-THE-COUNTER-MARKET OR AN INTERDEALER QUOTATIONS SYSTEM THAT REGULARLY DISSEMINATES FIRM BUY OR SELL QUOTATIONS OR (II) "SECONDARY MARKET" OR "SUBSTANTIAL EQUIVALENT THEREOF" WITHIN THE MEANING OF SECTION 7704(b)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, AND ANY PROPOSED, TEMPORARY OR FINAL TREASURY REGULATION THEREUNDER, INCLUDING A MARKET WHEREIN INTERESTS IN THE TRUST ARE REGULARLY QUOTED BY ANY PERSON MAKING A MARKET IN SUCH INTERESTS AND A MARKET WHEREIN ANY PERSON REGULARLY MAKES AVAILABLE BID OR OFFER QUOTES WITH RESPECT TO INTEREST IN THE TRUST AND STANDS READY TO EFFECT BUY OR SELL TRANSACTIONS AT THE QUOTED PRICES FOR ITSELF OR ON BEHALF OF OTHERS. ANY ATTEMPTED TRANSFER, ASSIGNMENT, CONVEYANCE, PARTICIPATION OR SUBDIVISION IN CONTRAVENTION OF THE PRECEDING RESTRICTIONS, AS REASONABLY DETERMINED BY THE SELLER, SHALL BE VOID AB INITIO AND THE PURPORTED TRANSFEROR, SELLER, OR SUBDIVIDER OF SUCH CERTIFICATE SHALL BE CONSTRUED TO BE TREATED AS THE CERTIFICATEHOLDER OF ANY SUCH CERTIFICATE FOR ALL PURPOSES OF THE POOLING AND SERVICING AGREEMENT."]

     The Seller and the Trustee are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

     Capitalized terms used but not defined herein shall have those meanings set forth for such terms in the Class C CPA.



                                                     Very truly yours,


                                                     [Name of Purchaser]


                                                     By:
                                                       (Authorized Officer)

Annex 1 to Exhibit B

            Qualified Institutional Buyer Status Under SEC Rule 144A
            --------------------------------------------------------
                    (Buyers other than investment companies)

Wachovia Bank, National Association
123 South Broad Street
11th Floor, PA 1249
Philadelphia, Pennsylvania  19104
Attn: Corporate Trust Administration

Charming Shoppes Receivables Corp.
c/o Charming Shoppes, Inc.
450 Winks Lane
Bensalem, Pennsylvania  19020

[Transferring Class C Holder]


         Name of Buyer:                                        ("Buyer")

     I hereby certify that as indicated below, I am the duly-authorized President, Chief Financial Officer, Vice President or other executive officer of Buyer.

     In connection with purchases of securities by Buyer, I hereby certify to you and, if you act as broker for one or more customers, to such customers, that Buyer is a "qualified institutional buyer" as defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A") because (i) Buyer owned and/or invested on a discretionary basis $_______(1) in securities (except for the excluded securities referred to below) as of the end of Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) Buyer satisfies the criteria in the category marked below:


--------------------

     (1) Buyer must own and/or invest on a discretionary basis at least $100,000,000 in securities of issuers that are not affiliated with the Buyer, unless Buyer is a dealer, and, in that case, Buyer must own and/or invest on a discretionary basis at least $10,000,000 in securities of issuers that are not affiliated with the Buyer.

     [ ] Corporation, etc. Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in
          Section 501(c)(3) of the Internal Revenue Code.


     [ ] Bank. Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

     [ ] Savings and Loan. Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institution or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

     [ ] Broker-dealer. Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

     [ ] Insurance Company. Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, territory or the District of Columbia.

     [ ] State or Local Plan. Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of a State or its political subdivisions, for the benefit of its employees.

     [ ] Investment Advisor. Buyer is an investment advisor registered under the Investment Advisers Act of 1940.

     The term "securities" as used herein does not include (i) securities of issuers that are affiliated with Buyer, (ii) securities that are part of an unsold allotment to or subscription by Buyer (if Buyer is a dealer), (iii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iv) bank deposit notes and certificates of deposit, (v) loan participations, (vi) repurchase agreements, (vii) securities owned but subject to a repurchase agreement, and (viii) currency, interest rate and commodity swaps.

     For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis, Buyer used the cost of such securities to Buyer and did not include any of the securities referred to in the preceding paragraph.

     Further, in determining such aggregate amount, Buyer may have included securities owned by subsidiaries of Buyer, but only if such subsidiaries are consolidated with Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under Buyer's direction. However, such securities were not included if Buyer is a majority-owned, consolidated subsidiary of another enterprise and Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

     [Buyer acknowledges that it is familiar with Rule 144A and understands that you and your customers (if you act as a broker for one or more customers) are and will continue to rely on the statements made herein because one or more sales by you for your own account of your customer's account to Buyer may be in reliance on Rule 144A.

Will Buyer be purchasing Rule 144A securities only for Buyer's own account?
 ___     ___
 Yes     No

If the answer to this question is "no", Buyer agrees that, in connection with any purchase of securities sold to Buyer for the account of a third party (including any separate account) in reliance on Rule 144A, Buyer will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, Buyer agrees that Buyer will not purchase securities for a third party unless Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.](2)

     Buyer agrees to notify you of any changes in the information and conclusions herein. Until such notice is given to you, Buyer's purchase of securities from you, or through you from your customers, will constitute a reaffirmation of the foregoing certifications and acknowledgments as of the date of such purchase.

     Further, if Buyer is a bank or savings and loan as provided above, Buyer agrees that it will furnish you with updated annual financial statements promptly after they become available.

Date:______________________

                                    Very truly yours,

                                    [Print Name of Buyer]


                                    By:
                                         Name:
                                         Title:

----------------------

     (2) Bracketed language to be included only in Certification Forms from Buyers in connection with re-sales pursuant to Rule 144A.

                                                           Annex 2 to Exhibit B



Wachovia Bank, National Association
123 South Broad Street
11th Floor, PA 1249
Philadelphia, Pennsylvania  19104
Attn: Corporate Trust Administration

Charming Shoppes Receivables Corp.
c/o Charming Shoppes, Inc.
450 Winks Lane
Bensalem, Pennsylvania  19020


         Name of Buyer:                                       ("Buyer")

         Name of Investment Adviser:                          ("Adviser")

         I hereby certify that, as indicated below, I am the duly-authorized President, Chief Financial Officer or Vice President of Buyer or, if Buyer is a "qualified institutional buyer" as defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), of Adviser.

         In connection with purchases of securities by Buyer, I hereby certify to you and, if you act as broker for one or more customers, to such customers, that Buyer is a "qualified institutional buyer" as defined in Rule 144A because
(i) Buyer is an investment company registered under the Investment Company Act of 1940 and (ii) as marked below, Buyer alone, or Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of Buyer's most recent fiscal year.

______ Buyer owned $________ in securities (other than the excluded securities referred to below) as of the end of Buyer's most recent fiscal year (such amount being calculated in accordance with Rule
           144A).

______ Buyer is part of a Family of Investment Companies which owned in the aggregate $_____ in securities (other than the excluded securities referred to below) as of the end of Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

For purposes of determining the amount of securities owned by Buyer or Buyer's Family of Investment Companies, I used the cost of such securities.

         The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

         The term "securities" as used herein does not include (i) securities of issuers that are affiliated with Buyer or are part of Buyer's Family of Investment Companies, (ii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iii) bank deposit notes and certificates of deposit,
(iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

         [On behalf of Buyer, I acknowledge that Buyer is familiar with Rule 144A and understands that you and your customers (if you act as a broker for one or more customers) are and will continue to rely on the statements made herein because one or more sales to Buyer by you for your own account or your customer's account will be in reliance on Rule 144A. In addition, on behalf of Buyer, I agree that, in connection with any purchase of securities sold by or through you in reliance on Rule 144A, Buyer will only purchase for Buyer's own account.](1)


------------------------

     (1) Bracketed language to be included only in Certification Forms from Buyers in connection with re-sales pursuant to Rule 144A.

         Finally, on behalf of Buyer or Adviser (as appropriate), I also agree to notify you of any changes in the information and conclusions herein. Until such notice is given to you, Buyer's purchase of securities from you, or through you from your customers, will constitute a reaffirmation of the foregoing certifications and acknowledgments as of the date of such purchase.

Date:

                                            Very truly yours,




                                            Name:
                                            Title:


                                            On behalf of:
                                            [Name of Buyer/Adviser]